UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2007

Finlay Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-25716 (Commission File Number)	13-3492802 (IRS Employer Identification No.)

529 Fifth Avenue, New York, New York (Address of principal executive offices)	10017 (Zip Code)

(212) 808-2800
(Registrant’s telephone number, including area code )

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	Changes in Registrant’s Certifying Accountant.

(A) Previous Independent Registered Public Accounting Firm

(i) On April 27, 2007, Finlay Enterprises, Inc. (“Finlay Enterprises”) and Finlay Fine Jewelry Corporation (“Finlay Jewelry” and collectively with Finlay Enterprises, “Finlay”) dismissed Deloitte & Touche LLP as Finlay’s independent registered public accounting firm, effective immediately.

(ii) Deloitte & Touche LLP’s audit reports on Finlay Enterprises’ consolidated financial statements and financial statement schedule and on Finlay Jewelry’s consolidated financial statements for each of the fiscal years ended February 3, 2007 and January 28, 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

(a)

Deloitte & Touche LLP’s audit reports on Finlay Enterprises’ consolidated financial statements and financial statement schedule and on Finlay Jewelry’s consolidated financial statements as of and for the year ended January 28, 2006 included the following statement: “We did not audit the financial statements of Carlyle & Co. Jewelers and its subsidiaries, (“Carlyle”), a wholly-owned subsidiary of the Company, which statements reflect total assets constituting 13.0% of consolidated total assets as of January 28, 2006 and total net sales constituting 7.0% of consolidated total net sales for the year ended January 28, 2006. Such financial statements were audited by other auditors, whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Carlyle, is based solely on the report of such other auditors.”

(b)

Deloitte & Touche LLP’s audit reports on Finlay Enterprises’ consolidated financial statements and financial statement schedule and on Finlay Jewelry’s consolidated financial statements as of and for the year ended February 3, 2007 included the following statement: “We did not audit the financial statements of Carlyle & Co. Jewelers (a wholly-owned subsidiary of Finlay Fine Jewelry Corporation), which statements reflect total assets constituting $75,634,000 and $62,323,000 of consolidated total assets as of February 3, 2007 and January 28, 2006, respectively, and total net sales constituting $101,572,000 and $69,490,000 of consolidated total net sales for the years ended February 3, 2007 and January 28, 2006, respectively. Such financial statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Carlyle & Co. Jewelers, is based solely on the report of such other auditors.”

(iii) During Finlay’s fiscal years ended February 3, 2007 and January 28, 2006, and from February 3, 2007 through April 27, 2007, there was no disagreement between Finlay and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on Finlay’s consolidated financial statements for such fiscal years.

(iv) During Finlay’s fiscal years ended February 3, 2007 and January 28, 2006, and from February 3, 2007 through April 27, 2007, there were no “reportable events”, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the “Commission”), except that on April 26, 2006, Deloitte & Touche LLP and Finlay management advised Finlay’s Audit Committee of a material weakness in internal control over financial reporting as of January 28, 2006.

For further discussion of this material weakness refer to Item 9A of Finlay’s Form 10-Ks for the fiscal year ended January 28, 2006.

(v) The decision to dismiss Deloitte & Touche LLP was recommended and approved by the Audit Committee of Finlay’s Board of Directors.

(vi) Finlay provided Deloitte & Touche LLP with a copy of the foregoing disclosure on May 2, 2007 and requested that Deloitte & Touche LLP furnish Finlay with a letter addressed to the Commission stating whether or not Deloitte & Touche LLP agreed with the statements made above. A copy of this letter will be filed, when received, as Exhibit 16.1 to an amendment to this Form 8-K.

(B) New Independent Registered Public Accounting Firm

(i) On April 27, 2007, Finlay engaged Eisner LLP, effective immediately, as Finlay’s new independent registered public accounting firm for the fiscal year ending February 2, 2008. The engagement of Eisner LLP was approved by the Audit Committee of Finlay’s Board of Directors.

(ii) During Finlay’s fiscal years ended February 3, 2007 and January 28, 2006, and from February 3, 2007 through April 27, 2007, Finlay has not consulted with Eisner LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Finlay’s consolidated financial statements or regarding the reportable event discussed in paragraph (A)(iv) above.

(C) Previous Independent Registered Public Accounting Firm for Subsidiary

(i) The engagement of Deloitte & Touche LLP discussed in Section (A) above excluded the audits of Carlyle & Co. Jewelers, a wholly-owned subsidiary of Finlay Jewelry (“Carlyle”). Finlay had separately engaged Cherry, Bekaert & Holland L.L.P. as the independent registered public accounting firm to audit Carlyle and provide reports on which Deloitte & Touche LLP expressed reliance in its audit reports on Finlay Enterprises’ consolidated financial statements and financial statement schedule and on Finlay Jewelry’s consolidated financial statements.

(ii) In connection with Finlay’s engagement of Eisner LLP as of April 27, 2007, Finlay also terminated, effective May 2, 2007, the separate engagement of Cherry, Bekaert & Holland L.L.P. to serve as the independent registered public accounting firm to separately audit Carlyle.

(iii) Cherry, Bekaert & Holland L.L.P.’s audit reports on Carlyle’s financial statements for each of the fiscal years ended February 3, 2007 and January 28, 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

(iv) During Finlay’s fiscal years ended February 3, 2007 and January 28, 2006, and from February 3, 2007 through May 2, 2007, there was no disagreement between Finlay or Carlyle and Cherry, Bekaert & Holland L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Cherry, Bekaert & Holland L.L.P., would have caused it to make reference to the subject matter of the disagreement in connection with its reports on Carlyle’s financial statements for such fiscal years.

(v) During Finlay’s fiscal years ended February 3, 2007 and January 28, 2006, and from February 3, 2007 through May 2, 2007, there were no “reportable events”, as defined in Item 304(a)(1)(v) of Regulation S-K of the Commission.

(vi) The decision to dismiss the separate engagement of Cherry, Bekaert & Holland L.L.P. was recommended and approved by the Audit Committee of Finlay’s Board of Directors.

(vii) Finlay provided Cherry, Bekaert & Holland L.L.P. with a copy of the foregoing disclosure on May 2, 2007 and requested that Cherry, Bekaert & Holland L.L.P. furnish Finlay with a letter addressed to the Commission stating whether or not Cherry, Bekaert & Holland L.L.P. agreed with the statements made above. A copy of this letter will be filed, when received, as Exhibit 16.2 to an amendment to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINLAY ENTERPRISES, INC.
Date: May 3, 2007	By:	/s/ Bruce E. Zurlnick
Bruce E. Zurlnick Senior Vice President, Treasurer and Chief Financial Officer